UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

August 11, 2022
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 11, 2022, Republic First Bancorp, Inc. (the “Company”) received notice from The NASDAQ Stock Market (“Nasdaq”) that, because the Company has not yet filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 with the Securities and Exchange Commission (the “Commission”), the Company does not comply with the continued listing requirements under Nasdaq Listing Rule 5250(c)(1), which requires Nasdaq-listed companies to timely file all periodic reports with the Commission.

As reported by the Company in its Notification of Late Filing on Form 12b-25, filed with the Commission on August 16, 2022, and in Current Reports on Form 8-K, filed with the Commission on April 1, 2022 and May 10, 2022, the Audit Committee of the Company’s board of directors (the “Audit Committee”) has engaged Wilmer Cutler Pickering Hale and Dorr LLP (“WCPHD”) to advise it and conduct an independent review concerning related party transactions, certain of the Company’s controls, and any associated financial statement and disclosure implications. The review by WCPHD is complete, and its findings are currently being evaluated by the Company’s Audit Committee and management and by the Company’s independent registered public accounting firm in connection with the audit of the Company’s financial statements as of and for the year ended December 31, 2021. As a result, the Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “10-K”) or its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022 and June 30, 2022 (together, the “10-Qs”), and does not expect to file the 10-K or the 10-Qs until the evaluation of the findings of WCPHD is completed.

This notice from Nasdaq has no immediate effect on the listing of the Company's common stock on the Nasdaq Global Market. As provided in the most recent letter from Nasdaq dated August 11, 2022, the Company has until September 27, 2022, 180 calendar days from the 10-K’s due date to regain compliance.

The Company intends to submit the 10-K and the 10-Qs as soon as practicable.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

99.1                   Press Release dated August 16, 2022 issued by Republic First Bancorp, Inc.
104                   Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: August 16, 2022

	By:	/s/ Frank A. Cavallaro
	Name:	Frank A. Cavallaro
	Title:	Executive Vice President and Chief Financial Officer

3